UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 21, 2006
Date of Report (Date of earliest event reported)

NORTHERN ILLINOIS GAS COMPANY
(Doing Business as NICOR GAS COMPANY)
(Exact name of registrant as specified in its charter)

Illinois	1-7296	36-2863847
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
(Address of principal executive offices) (Zip Code)

(630) 983-8888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 7.01 of Form 8-K, “Regulation FD Disclosure.”

The Illinois Commerce Commission has placed on the agenda for its meeting of March 22, 2006 deliberation on the order on rehearing in the rate case of Nicor Gas Company.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern Illinois Gas Company

Date  March 21, 2006                  /s/ PAUL C. GRACEY, JR.
Paul C. Gracey, Jr.
Senior Vice President, General Counsel and
Secretary